Exhibit 10.1

                      AMENDMENT AGREEMENT NO. 4 AND WAIVER

                  AMENDMENT AGREEMENT NO. 4 AND WAIVER, dated as of June 19, 2001 (this "Agreement"), to the Amended and Restated Credit Agreement dated as of July 9, 1999 (as amended, restated or modified from time to time, the "Credit Agreement"), among KASPER A.S.L., LTD., a Delaware corporation (the "Borrower"), the Guarantors named therein, the financial institutions from time to time party thereto (collectively, the "Lenders"), THE CHASE MANHATTAN BANK, as administrative and collateral agent for the Lenders (in such capacity, the "Agent"), and THE CIT GROUP/COMMERCIAL SERVICES, INC., as collateral monitor (in such capacity, the "Collateral Monitor"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

                  WHEREAS, the Borrower has requested that the Lenders agree (i) to waive certain Events of Defaults that have occurred and are continuing under the Credit Agreement and (ii) to amend certain terms and provisions of the Credit Agreement;

                  WHEREAS, the Lenders have agreed to waive certain Events of Defaults that have occurred and are continuing under the Credit Agreement and the Lenders, the Borrower and the Guarantors have agreed to amend the Credit Agreement, in each case as described herein;

                  NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and subject to the fulfillment of the conditions set forth below, the parties hereto agree as follows:

         SECTION 1. WAIVERS OF EVENTS OF DEFAULT

                  Upon the fulfillment of the conditions set forth in Section 4 below, the following provisions of the Credit Agreement are hereby waived as follows:

                  1.1 The Lenders hereby agree to waive any Event of Default which has occurred and is continuing as a result of the Borrower's failure to comply with the provisions of Section 7.08 for the period ended on or about March 31, 2001.

                  1.2 The Lenders hereby agree to waive any Event of Default which has occurred and is continuing as a result of the Borrower's failure to comply with the provisions of Section 7.09 for the period ended on or about March 31, 2001.

                  1.3 The Lenders hereby agree to waive any Event of Default which has occurred and is continuing as a result of the Borrower's failure to comply with the provisions of Section 7.10 for the periods ended on or about February 28, 2001, March 31, 2001, April 30, 2001 and May 31, 2001.

         SECTION 2. AMENDMENTS TO CREDIT AGREEMENT

                  Upon the fulfillment of the conditions set forth in Section 4 below, the Credit Agreement is hereby amended as follows:

                  2.1 The definitions set forth in Article I of the Credit Agreement are hereby amended by inserting the following new definition in appropriate alphabetical order:

                           "Amendment Agreement No. 3" shall mean that certain
                  Amendment Agreement No. 3 and Waiver, dated as of November 13, 2000, to the Credit Agreement.

                  2.2 The definition of the term "Obligations" set forth in
Section 1.01 of the Credit Agreement is hereby amended by inserting the parenthetical phrase "(or any of their Affiliates)" immediately following the words "Indebtedness of the Borrower to the Lenders" each time the same appears therein and immediately following the words "so long as any Lender" appearing in the first parenthesis thereof.

                  2.3 The definition of the term "Trademark Advance" set forth in Section 1.01 of the Credit Agreement is hereby amended by inserting the words "fiscal monthly" immediately preceding the words "period as set forth on Exhibit A annexed hereto" appearing in clause (ii)(y) of such definition.

                  2.4 Section 2.17 of the Credit Agreement is hereby amended (i) by deleting the amount "$10,000,000" appearing in the first sentence thereof and inserting in lieu thereof the amount "$15,000,000" and (ii) by inserting the following proviso at the end of the first sentence thereof:

                  "and provided, further, that no standby Letter of Credit shall be issued for the purchase of inventory other than standby Letters of Credit in the aggregate undrawn face amount not in excess of $500,000 and which are issued for the benefit of Nissho Iwai Textile (USA) Inc., DFK Trading Corp. Ltd. and Union Industries Inc."

                  2.5 Section 7.01 of the Credit Agreement is hereby amended by inserting the word "; or" at the end of subsection (n) thereof and by inserting the following new subsection (o) immediately thereafter:

                  "(o) Liens, in an amount not to exceed $1,700,000 in the aggregate, on unearned insurance premiums that are financed by one or more finance companies."

                  2.6 Section 7.03(xii) of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "and (xii) other Indebtedness of the Borrower and its subsidiaries provided that the aggregate amount of Indebtedness permitted pursuant to this clause (xii) shall not exceed $3,500,000 in the aggregate during the period from and after June 1, 2001 through February 10, 2002, and at any time thereafter, $2,500,000."

                  2.7 Subject to the proviso set forth at the end of this
Section 2.7, Sections 7.08, 7.09 and 7.10 of the Credit Agreement are hereby amended in their entireties to read as follows (it being understood that if any of the Senior Notes are converted to equity, the covenant levels set forth in such Sections shall be recalculated and reset at levels mutually agreed upon between the Borrower and the Required Lenders):

                           "SECTION 7.08 Capitalization Ratio. Permit the
                  Capitalization Ratio of the Borrower and its subsidiaries on a Consolidated basis for the four consecutive fiscal quarter periods ending on or about the dates set forth below to be greater than the respective amounts set forth below opposite such dates:

         Fiscal Quarter ending                                      Ratio
         ---------------------                                      -----
         on or about
         -----------

         June 30, 2001                                                70%

         September 30, 2001                                           72%

         December 31, 2001                                            70%

         March 31, 2002                                               66%

         June 30, 2002                                                64%

         September 30, 2002                                           65%

         December 31, 2002                                            61%

         March 31, 2003                                               63%

         June 30, 2003                                                63%

         September 30, 2003                                           63%

                           SECTION 7.09 Interest Coverage Ratio. Permit the
                  Interest Coverage Ratio of the Borrower and its subsidiaries on a Consolidated basis for the four consecutive fiscal quarter periods ending on or about the dates set forth below to be less than the respective amounts set forth below opposite such dates:

         Fiscal Quarter ending                                       Ratio
         ---------------------                                       -----
         on or about
         -----------

         June 30, 2001                                              .27:1.00

         September 30, 2001                                         .37:1.00

         December 31, 2001                                          .77:1.00

         March 31, 2002                                            1.40:1.00

         June 30, 2002                                             1.50:1.00

         September 30, 2002                                        1.65:1.00

         December 31, 2002                                         1.80:1.00

         March 31, 2003                                            1.95:1.00

         June 30, 2003                                             2.05:1.00

         September 30, 2003                                        2.25:1.00

                           SECTION 7.10 Net Worth. Permit the Net Worth of the
                  Borrower and its subsidiaries on a Consolidated basis at any time to be less than the respective amounts set forth below for the fiscal periods indicated:

Fiscal Month ending                                          Amount
-------------------                                          ------
on or about
-----------

May 31, 2001                                                 $80,000,000

June 30, 2001                                                $78,000,000

July 31, 2001                                                $78,000,000

August 31, 2001                                              $79,000,000

September 30, 2001                                           $78,000,000

October 31, 2001                                             $78,000,000

November 30, 2001                                            $76,500,000

December 31, 2001                                            $74,500,000

Fiscal Quarter ending
---------------------
on or about
-----------

March 31, 2002                                               $  97,000,000

June 30, 2002                                                $  98,000,000

September 30, 2002                                           $  99,000,000

December 31, 2002                                            $103,000,000

March 31, 2003                                               $104,000,000

June 30, 2003                                                $108,000,000

September 30, 2003                                           $109,000,000

December 31, 2003                                            $115,000,000"

; provided that in the event the Borrower shall make any payment on account of the principal of, interest on, or any redemption or sinking fund payment in respect of, any of the Senior Notes, the amendments provided for in this Section

2.7 as well as the amendments provided for in Section 2.8 of Amendment Agreement No. 3 shall be automatically rescinded in their entirety and the applicable covenant amounts for any period shall again be the covenant amounts set forth in Sections 7.08, 7.09 and 7.10 as applicable as of the date immediately preceding the date on which Amendment Agreement No. 3 became effective.

                  2.8 Section 7.20 of the Credit Agreement is hereby amended in its entirety to read as follows:

                           "SECTION 7.20. Revolving Credit Loans. Permit the
                  aggregate outstanding principal amount of Revolving Credit Loans (excluding Letter of Credit Usage) on the last Business Day of any of the fiscal months set forth below to exceed the lesser of (A) the amount permitted by Section 2.01(a) hereof and (B) the amount (or such other amount as may be consented to by the Required Lenders) set forth opposite such fiscal month:


                  Fiscal Month                                Maximum Amount
                  ------------                                --------------

                  June 2001                                      $80,900,000

                  July 2001                                      $89,904,000

                  August 2001                                   $107,114,000

                  September 2001                                $104,096,000

                  October 2001                                   $79,600,000

                  November 2001                                  $88,867,000

                  December 2001                                  $76,051,000

                  January 2002                                   $91,000,000

                  February 2002                                 $102,500,000

                  March 2002 and thereafter through the
                  Revolving Credit Termination Date              $92,000,000

                  2.9 Subject to the proviso set forth at the end of this
Section 2.9, Exhibit A to the Credit Agreement is hereby amended by deleting the entries for the fiscal monthly periods commencing with "May `01" and ending with "August `01" appearing therein and inserting in lieu thereof the following:

                          "May `01           Jun `01            Jul `01
                          $42,000            $42,000            $42,000

                          Aug `01
                          $42,000"

; provided that in the event the Borrower shall make any payment on account of the principal of, interest on or any redemption or sinking fund payment in respect of, any of the Senior Notes, the amendments provided for in this Section
2.9 as well as the amendments provided for in Section 2.10 of Amendment Agreement No. 3 shall be automatically rescinded in their entirety and the applicable amount of the Trademark Advance for any period shall again be the amount set forth on Exhibit A to the Credit Agreement as of the date immediately preceding the date on which Amendment Agreement No. 3 became effective. Notwithstanding anything to the contrary set forth in this Section 2.9 or in Exhibit A to the Credit Agreement as amended hereby, from the fifth calendar day through the twenty-fifth calendar day of each fiscal month commencing with June, 2001 and ending with the fiscal month of September 2001, the amount of the Trademark Advance may be up to $3,000,000 in excess of the amount thereof for such fiscal month set forth on Exhibit A, but at no time in excess of $45,000,000.

         SECTION 3. CONFIRMATION OF LOAN DOCUMENTS

                  3.1 Each Loan Party, by its execution and delivery of this Agreement, irrevocably and unconditionally ratifies and confirms in favor of the Agent and the Lenders that (i) it consents to the terms and conditions of the Credit Agreement as it has been amended by this Agreement and that notwithstanding this Agreement, each Loan Document to which such Loan Party is a party shall continue in full force and effect in accordance with its terms, as it has been amended by this Agreement, and is and shall continue to be applicable to all of the Obligations and (ii) it is truly and justly indebted to the Agent, the Collateral Monitor and the Lenders, for all of the Obligations without defense, offset or counterclaim of any kind whatsoever and hereby releases the Agent, the Collateral Monitor and each of the Lenders from any and all claims, obligations, acts, omissions, damages or causes of action arising out of, related or in any way connected with any action or failure to act, prior to the execution of this Agreement , in connection with the events or circumstances arising under or otherwise related to the Credit Agreement or any other Loan Document.

         SECTION 4. CONDITIONS PRECEDENT

         This Agreement shall become effective upon the execution and delivery to the Agent of counterparts hereof by the Borrower, each Guarantor and Lenders constituting the Required Lenders and the fulfillment of the following conditions:

                  4.1 The Agent shall have received a non-refundable amendment fee in the amount of $675,000 for the ratable benefit of the Lenders who have executed and delivered to the Agent a counterpart to this Agreement by not later than 5:00 p.m. (New York City time) on June 25, 2001.

                  4.2 Morgan, Lewis & Bockius LLP counsel to the Agent, shall have received payment in full for all legal fees charged, and all costs and expenses incurred and invoiced, by such counsel through the date hereof and all legal fees charged, and all costs and expenses incurred, by such counsel in connection with the transactions contemplated under the Credit Agreement, this Agreement and the other Loan Documents and instruments in connection herewith and therewith and the Agent shall have received payment in full of any other fees and expenses of the Agent, the Collateral Monitor, or any other professional retained by the Agent which the Borrower is obligated to pay pursuant to the Credit Agreement and the other Loan Documents.

                  4.3 All legal matters in connection with this Agreement shall be satisfactory to the Agent and its counsel in their sole discretion.

                  4.4 The Agent shall have received a certificate signed by a Financial Officer of the Borrower and each Guarantor stating that after giving effect to this Agreement (i) all representations and warranties contained in this Agreement and the Credit Agreement shall be true and correct in all material respects with the same effect as though made on and as of the date on which the conditions set forth in this Section 4 are fulfilled (except insofar as such representations and warranties relate expressly to an earlier date) and
(ii) there exists no Event of Default.

                  4.5 The Agent shall have received such other documents as the Agent or Agent's counsel shall reasonably deem necessary.

         SECTION 5. MISCELLANEOUS

                  5.1 Each of the Borrower and the Guarantors reaffirms and restates the representations and warranties set forth in Article IV of the Credit Agreement, and represents that after giving effect to this Agreement all such representations and warranties shall be true and correct in all material respects with the same effect as though made on and as of the date on which the conditions set forth in Section 4 are fulfilled (except insofar as such representations and warranties relate expressly to an earlier date). Each Loan

Party represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Lenders that:

                  (a) It has the corporate power and authority to execute, deliver and carry out the terms and provisions of this Agreement hereby and has taken or caused to be taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement;

                  (b) No consent of any other person (including, without limitation, shareholders or creditors of any Loan Party), and no action of, or filing with any governmental or public body or authority is required to authorize, or is otherwise required in connection with the execution, delivery and performance of this Agreement;

                  (c) This Agreement has been duly executed and delivered on behalf of each Loan Party by a duly authorized officer, and constitutes a legal, valid and binding obligation of each Loan Party enforceable in accordance with its terms, subject to bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally and the exercise of judicial discretion in accordance with general principles of equity; and

                  (d) The execution, delivery and performance of this Agreement will not violate any law, statute or regulation, or any order or decree of any court or governmental instrumentality, or conflict with, or result in the breach of, or constitute a default under any contractual obligation of any Loan Party.

                  5.2 Except, as herein expressly amended, the Credit Agreement is ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms.

                  5.3 All references to the Credit Agreement in the Credit Agreement and the other Loan Documents and the other documents and instruments delivered pursuant to or in connection therewith shall mean the Credit Agreement as amended hereby and as may in the future be amended, restated, supplemented or modified from time to time.

                  5.4 This Agreement may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.

                  5.5 Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

                  5.6 THIS AGREEMENT, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATION LAW OF THE STATE OF NEW YORK, SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAWS PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

                  5.7 The parties hereto shall, at any time and from time to time following the execution of this Agreement, execute and deliver all such further instruments and take all such further actions as may be reasonably necessary or appropriate in order to carry out the provisions of this Agreement.

               [Remainder of this page intentionally left blank.]

                  IN WITNESS WHEREOF, the Borrower, Guarantors, the Agent, the Collateral Monitor and the Lenders have caused this Amendment Agreement No. 4 and Waiver to be duly executed by their respective authorized officers as of the day and year first above written.

                                KASPER A.S.L., LTD., as Borrower


                                By: /s/ Arthur S. Levine
                                    ---------------------
                                   Name: Arthur S. Levine
                                   Title: Chief Executive Officer

                                A.S.L. RETAIL OUTLETS, INC., as a Guarantor


                                By: /s/ Arthur S. Levine
                                    ---------------------
                                   Name: Arthur S. Levine
                                   Title: Chief Executive Officer


                                ASL/K LICENSING CORP., as a Guarantor


                                By: /s/ Arthur S. Levine
                                    ---------------------
                                   Name: Arthur S. Levine
                                   Title: Chief Executive Officer

                                KASPER A.S.L. EUROPE, LTD., as a Guarantor


                                By: /s/ Arthur S. Levine
                                    ---------------------
                                   Name: Arthur S. Levine
                                   Title: Chief Executive Officer

                                KASPER HOLDINGS INC., as a Guarantor


                                By: /s/ Arthur S. Levine
                                    ---------------------
                                   Name: Arthur S. Levine
                                   Title: Chief Executive Officer

                                AKC ACQUISITION, LTD., as a Guarantor


                                By: /s/ Lester E. Schreiber
                                    ------------------------
                                   Name: Lester E. Schreiber
                                   Title: Director

                                LION LICENSING, LTD., as a Guarantor


                                By: /s/ Lester E. Schreiber
                                    ------------------------
                                   Name: Lester E. Schreiber
                                   Title: Director

                                ASIA EXPERT LIMITED, as a Guarantor


                                By: /s/ Arthur S. Levine
                                    ---------------------
                                   Name: Arthur S. Levine
                                   Title: Director

                                TOMWELL LIMITED, as a Guarantor


                                By: /s/ Arthur S. Levine
                                    ---------------------
                                   Name: Arthur S. Levine
                                   Title: Director

                                THE CHASE MANHATTAN BANK, as Lender


                                By: /s/ Susan H. Atha
                                    ---------------------
                                   Name: Susan H. Atha
                                   Title: Vice President

                                THE CHASE MANHATTAN BANK, as Agent


                                By: /s/ Susan H. Atha
                                    ------------------------
                                   Name: Susan H. Atha
                                   Title: Vice President

                                THE CIT GROUP/COMMERCIAL
                                SERVICES, INC., as Lender


                                By: /s/ Frank A. Grimaldi
                                    ---------------------
                                   Name: Frank A. Grimaldi
                                   Title: Vice President

                                THE CIT GROUP/COMMERCIAL
                                SERVICES, INC., as Collateral Monitor


                                By: /s/ Frank A. Grimaldi
                                    ---------------------
                                   Name: Frank A. Grimaldi
                                   Title: Vice President

                                LASALLE BANK, NATIONAL ASSOCIATION, as
                                Lender


                                By: /s/ Michael W. Kiss
                                    ---------------------
                                   Name: Michael W. Kiss
                                   Title: Senior Vice President


                                FLEET CAPITAL CORPORATION, as Lender


                                By: /s/ Frank J. Galle
                                    ---------------------
                                   Name: Frank J. Galle
                                   Title: Senior Vice President

                                FINOVA CAPITAL CORPORATION, as Lender


                                By: /s/ William D. Robinson
                                    --------------------------
                                   Name: William D. Robinson
                                   Title: Vice President Senior Credit Officer

                                ISRAEL DISCOUNT BANK OF NEW
                                YORK, as Lender


                                By: /s/ Tim McCurry
                                    ---------------------
                                   Name: Tim McCurry
                                   Title: Assistant Manager


                                By: /s/ Howard Weinberg
                                    ---------------------
                                   Name: Howard Weinberg
                                   Title: Senior Vice President

                                PNC BANK, NATIONAL ASSOCIATION,
                                as Lender


                                By: /s/ Wallace G. Clements
                                    ------------------------
                                   Name: Wallace G. Clements
                                   Title: Vice President

                                DEBIS FINANCIAL SERVICES, INC., as Lender


                                By: /s/ G. Alexander Cole
                                    ----------------------
                                   Name: G. Alexander Cole
                                   Title: Managing Director -
                                         Credit ABL Division

                                BANK LEUMI USA, as Lender


                                By: /s/ Steven Farron
                                    ---------------------
                                   Name: Steven Farron
                                   Title: Vice President